AETNA SERIES FUND, INC.


                        Supplement dated January 31, 2001

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE STATEMENTS OF ADDITIONAL INFORMATION ("STATEMENTS") FOR AETNA SERIES FUND, INC. CLASS A, B, C AND I DATED SEPTEMBER 28, 2000, BROKERAGE CASH RESERVES DATED JUNE 30, 2000, AND AETNA INDEX PLUS PROTECTION FUND DATED SEPTEMBER 28, 2000. THIS SUPPLEMENT SHOULD BE READ WITH EACH STATEMENT AND ANY PREVIOUSLY ISSUED SUPPLEMENT.

Mr. John Y. Kim resigned from his position as Director of Aetna Series Fund, Inc., as well as from his positions with Aeltus Investment Management, Inc., the investment adviser to each Fund, effective January 31, 2001. Accordingly, Mr. Kim is no longer associated with the Funds or any affiliate thereof. The reference to Mr. Kim in the first chart of the section entitled "Directors and Officers" of each Statement is hereby deleted.























                                                                January 31, 2001